UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2011

PLEXUS CORP.

(Exact name of registrant as specified in its charter)

Wisconsin	001-14423	39-1344447
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Plexus Way, Neenah, WI		54956
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (920) 722-3451

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 26, 2011, Plexus Corp. announced results for the fiscal fourth quarter ended October 1, 2011. A copy of Plexus’ related press release is furnished to the Commission by attaching it as Exhibit 99.1 to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLEXUS CORP.
Date: October 26, 2011	(Registrant)

	By:	/s/ Ginger M. Jones
Ginger M. Jones
Chief Financial Officer